Supplement dated June 16, 2026

to the Prospectus and Updating Summary Prospectus, each dated April 27, 2026, for:

Variable Universal Life III

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced prospectuses:

Fund Reorganization

On November 13, 2025, the Board of Trustees of Voya Investors Trust approved a proposal to reorganize the VY® CBRE Global Real Estate Portfolio with and into the VY® Columbia Real Estate Portfolio (the “Reorganization”). The Reorganization is subject to approval by shareholders of the VY® CBRE Global Real Estate Portfolio. If approved, the Reorganization is expected to occur on or about July 24, 2026 (the “Reorganization Date”). Upon completion of the Reorganization, shareholders of the VY® CBRE Global Real Estate Portfolio will receive shares of the corresponding class of the VY® Columbia Real Estate Portfolio that are equal in value to the shares of the corresponding class of the VY® CBRE Global Real Estate Portfolio held immediately before the Reorganization, and the VY® CBRE Global Real Estate Portfolio will be liquidated and cease operations.

Merging Fund	Acquiring Fund

VY® CBRE Global Real Estate Portfolio (Class S)

Adviser: Voya Investments, LLC

Sub-Adviser: CBRE Investment Management Listed Real Assets, LLC

Separate Account Division: VY® CBRE Global Real Estate Division

VY® Columbia Real Estate Portfolio (Class S) Adviser: Voya Investments, LLC Sub-Adviser: Columbia Management Investment Advisers, LLC Separate Account Division: VY® Columbia Real Estate Division

At any time before the Reorganization, and subject to the terms of your policy, you may change your premium payment allocation instructions or transfer Account Value out of the VY® CBRE Global Real Estate Division to another investment option available under your policy.

After the close of the New York Stock Exchange on the Reorganization Date, we will automatically transfer all Account Value in the VY® CBRE Global Real Estate Division to the VY® Columbia Real Estate Sub-Account. Your Account Value in the VY® Columbia Real Estate Division immediately after the transfer will equal your Account Value in the VY® CBRE Global Real Estate Division immediately before the transfer. The Reorganization is not expected to be a taxable event for Owners. You are not required to take any action in connection with the Reorganization.

Once the Reorganization occurs, the VY® CBRE Global Real Estate Division will no longer be available as an investment option. After the Reorganization, any transaction request received in Good Order that refers to the VY® CBRE Global Real Estate Division will be treated as referring to the VY® Columbia Real Estate Division.

After the Reorganization, if you have any automatic program elections or purchase payment allocation instructions on file for the VY® CBRE Global Real Estate Division, we will treat those elections and instructions as applying to the VY® Columbia Real Estate Division.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Administrative Office at (800) 272-2216 8 a.m.–8 p.m. Eastern Time.

For more information about the funds, read each fund prospectus. Fund prospectuses are available on our website at www.MassMutual.com.

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